
DULUTH
TRADING
CO

Investor Presentation

3Q 2015

January 19, 2016

Disclaimer

Forward-Looking Statements

This presentation dated January 19, 2016 includes "forward-looking statements" within the meaning of U.S. federal securities laws, including Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") intended use of proceeds from its initial public offering, its ability to execute on its growth strategies and its long-term growth targets. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Trading's plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward- looking statements. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under "Risk Factors" in Duluth Trading's Quarterly Report on Form 10-Q for the third quarter ended November 1, 2015. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation of Adjusted EBITDA," for a reconciliation of GAAP Net Income to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



ONE TOUGH
SON OF A. . .

FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

Duluth Trading at a Glance

1. Differentiated, Everyday Lifestyle Brand
2. Solution-Based Design
3. Humorous and Distinctive Marketing
4. Outstanding and Engaging Customer Experience
5. Attractive, Loyal Customer Base
6. Omnichannel Presence with Complete Distribution Control
7. Large, Addressable Market Opportunity
8. Seasoned Management Team Driving an Impassioned Culture

% of Fiscal 2014 Net Sales


~10%
~90%
Direct
Retail


~19%
~81%
Men
Women

DULUTH TRADING CO

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





DULUTH TRADING CO

Duluth Trading History and Evolution



1989
Invents The Bucket Boss under the company name "Portable Products"
1990
Creates the first trades panel with a group of construction workers, dock hands, cycle riders, hippies and hard-as-nails yahoos
1991
Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior
1993
Mails first catalog
1996
Launches website
LONGTAIL T
2000
GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading
2002
Introduces heroically tough yet soft Fire Hose® workwear
2003
Introduces cure for Plumber's Butt – the Longtail T® Shirt
2005
Introduces Women's Line
2008
Opens first store in Mount Horeb, WI
Introduces Buck Naked™ underwear
2010
Introduces Ballroom® Jeans
2011
Giant Angry Beaver sighted in TV ads nationwide
2012
Opens first outlet in Belleville, WI
Opens Port Washington, WI store
Introduces DuluthFlex®
2013
Introduces Armachillo® Shirt with Made In The Jade™ Fabric
Opens Bloomington, MN store
2014
Opens Ankeny, IA store
Opens Sioux Falls, SD store
Introduces Armachillo® underwear
2015
Introduces Dry on the Fly®
Opens Duluth, MN store
Opens Fridley, MN store
Previous ownership
Under current ownership

DULUTH TRADING CO

Business Model Overview

Only available at Duluth Trading – complete distribution control of our brand

Suppliers → **Distribution Centers** → (Direct / Retail) → **Customers**


China
Thailand
Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

Website



Call Center



Retail Stores



DULUTH TRADING CO

Track Record of Growth and Profitability

Continuous year-over-year growth every quarter, without exception



Rolling TTM Net Sales
($ in millions)
$300
$150
$0
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015

- Continuous net sales growth while also increasing adjusted EBITDA margins and profitability:

+28%
Net Sales CAGR
from CY2009-FY2014

+51%
Operating Income CAGR
from CY2009-FY2014

DULUTH TRADING CO

DEFEAT
THE HEAT



WITH THE
ARMACHILLO®
SHIRT

Investment Highlights

Differentiated, Everyday Lifestyle Brand

Tough enough for work yet comfortable enough for everyday casual wear

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider



Customer Profession[(1)]



100%
75%
50%
25%
0%
Building Trades: 13%
Non-Building Trades: 87%

(1) Based on Internal Company Survey.

Large, Addressable Market Opportunity

Positioned within attractive segments of the U.S. apparel and footwear market

Large, Addressable $264+ Billion Market…


($ in billions)
$334
$264
Our Addressable Market
Apparel, Footwear, and Accessories Market
Workwear / Rugged Wear $12
Hobby / Outdoor Wear $8
Underwear $20
Everyday Casual Wear $107
Accessories $53
Footwear $64

…with Trends in Our Favor

- Our **Modern, Self-Reliant American Lifestyle** brand positioning captures a wide demographic that is experiencing:
  - ✓ Increase in disposable income
  - ✓ Demand for style and functionality
  - ✓ Greater adoption of active lifestyles
  - ✓ Casual clothing becoming more versatile and worn for a variety of occasions, including work, weekends and hobbies

DULUTH TRADING CO

Source: Mintel, Euromonitor, Expert Interviews, IRI Consulting secondary research. Market sizes are 2015P.

Nationwide Customer Presence

U.S. Population



- ✓ Nationwide customer base aligned geographically with U.S. population
- ✓ Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2014 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
90% of Net Sales; 37% YoY Growth

e-Commerce (78%)[(1)]


WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
BIG BAD BOAR
$39.50
WILD BOAR MOCS

Catalog (22%)[(1)]


DULUTH TRADING CO
Catch a Deal!

Retail Segment
10% of Net Sales; 125% YoY Growth



9 retail stores[(2)]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

DULUTH TRADING CO

(1) Based on point of transaction.
(2) As of November 2015. Includes two outlet stores.

Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

	Buck Naked™ Underwear	Crouch Gusset® Pants	DuluthFlex® Fire Hose® Pants
Problem	 Soggy and restrictive underwear	 Restrictive pants in sensitive areas	 Pants that constrict movement
Solution	NO PINCH, NO STINK NO SWEAT BUCK NAKED UNDERWEAR Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"	CROUCH WITHOUT THE OUCH BALLROOM JEANS Additional fabric lets our customers "crouch without the ouch"	CROUCH CLIMB CONQUER COMFORTABLY FLEX FIRE HOSE WORK PANTS GET A PAIR DuluthFlex® – Crouch, Climb, Conquer Comfortably

DULUTH TRADING CO

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH
TRADING





DULUTH TRADING CO

Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

DULUTH TRADING CO.
NO BULL
GUARANTEE
NO HASSLES
NO NONSENSE

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

Outstanding Customer Experience: Retail Stores

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors


DULUTH



Inviting and Engaging In-Store Environments


CROUCH
CLIMB
CONQUER
DULUTH
TRADING
CROUCH
WITHOUT
OUCH
FIRE HOSE


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)

DULUTH TRADING CO

Attractive, Loyal Customer Base

Broad appeal to men and women who lead the Modern, Self-Reliant American Lifestyle





Our Core Consumers Are…

- …**Satisfied and Engaged with our Brand: 200,000+** product reviews on our website, over **90%** of which are 4 or 5 stars
- …**Loyal: ~70%** Net Promoter Score, and **76%** of customers would recommend us
- …**Employed in Diverse Industries:** Nearly **90%** work outside the building trades
- …**Educated with Higher Incomes:** Average household income of **$75,000+**
- …**Quality and Brand Focused:** Durability and quality drives them to repeat purchase

Source: IRI and Internal Company data.
Note: Statistics represent the calendar year ended December 31, 2014, except for reviews which are as of September 2015.

Seasoned Leadership Team

Embraces the Modern, Self-Reliant American Lifestyle and has fostered an impassioned culture

Name	Title	Years with Duluth Trading	Years of Experience	Prior Experience
Steve Schlecht	Executive Chairman and Founder	14	45	DULUTH TRADING CO, GEMPLER'S, Jewel-Osco
Stephanie Pugliese	President and CEO	7	24	LANDS' END, ANN INC.
Mark DeOrio	SVP and CFO	5	39	eBags, case LOGIC
Al Dittrich	SVP of Omnichannel Customer Experience and Operations	1	38	Dayton Hudson, Target, Allen-Edmonds, GANDER
Jim Burke	VP of Direct Marketing and Inventory Planning	11	31	NORDSTROM, LANDS' END
Barbara Wagner	VP and General Merchandise Manager	1	26	LANDS' END, ANN INC., KOHL'S
Harry Schutte	VP of Operations	1	30	LANDS' END
Suz Harms	VP of Marketing	8	26	LANDS' END, Y&R
Joan Conlin	Director of Customer Experience	2	30	LANDS' END
Ricker Schlecht	Director of Product Development	8	10	ORVIS

DULUTH TRADING CO

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Broaden Assortment in Select Men's Product Categories

4
Grow Women's Business


DULUTH TRADING CO
BUCK NAKED
THE TEES FOR THE Long Haul

Build Brand Awareness to Continue Customer Acquisition

1

Overall Satisfaction[1]


91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

Aided Brand Awareness

36% of respondents were aware of the Duluth Trading brand but have never purchased our product


67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

DULUTH TRADING CO

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

Key Strategies to Build Brand Awareness

- Build brand awareness and drive sales transactions through comprehensive marketing strategy
  - Traditional Advertising
    - National television advertisements
    - Radio marketing
    - Collateral print (newspaper inserts, postcards)
    - Outdoor marketing (billboards)
  - Digital Advertising Campaigns
    - Search engine optimization / search engine marketing
    - Social media initiatives, including our Whatchamablog
    - Digital video advertising
- Continued catalog circulation
  - Men's and women's issues mailed multiple times per year to drive web and retail store visits and sales
- Targeted retail expansion
  - Open new retail stores in new and existing U.S. markets




BUCK
NAKED
SINCE DIRT


DULUTH TRADING
A STORE LIKE NO OTHER
ANKENY, IA
NOW OPEN!

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
9
6
4
2013
2014
2015 YTD(1)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

New Store Assumptions

- 7,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Anticipate opening three to five stores in 2016 and accelerating the rate of new store openings over the coming years

(1) As of November 2015. Includes two outlet stores.

Retail Stores Create Incremental Growth

Addition of retail has <u>tripled</u> the volume of total net sales in the Minneapolis-St. Paul area



BLOOMINGTON
MINNESOTA
OUR BIGGEST STORE YET – AND JUST 1 BLOCK OFF I-35W!
GET THE SCOOP
FRIDLEY
MINNESOTA
CONVENIENT NORTHSIDE TWIN CITIES LOCATION
GET THE SCOOP
Minneapolis-St. Paul Metro Area

2012: Strong market presence in Minneapolis-St. Paul in direct business

2013 / 2014: Opened stores in Bloomington (2013) and Fridley (2014)

2014: Total market (direct + retail) **<u>tripled in volume</u>** since opening our retail stores

DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

3

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle

Outerwear



- Increase penetration in spring and transitional outerwear (rain, mid-weight jackets, etc.)
- Expand assortment and accelerate growth of Alaskan Hardgear®

Footwear



- Maximize upside of core collections: Wild Boar®, Jackpine Hiker®, Jackpine Trekker® and Grindstone™
- Bridge gap between workwear and durable casual footwear
- Increase penetration of spring footwear as well as core deep-winter workboots

✓ Continue to introduce products that expand seasonality and occasions for wear

DULUTH TRADING CO

Grow Women's Business

4

Expand offering to appeal to a wider range of women and lifestyle needs

Tops



- Utilize performance fabrics to solve problems year-round
- Expand offering in non-crewneck silhouettes and build innovation around Longtail T® solution silhouette
- Build on success of woven shirts in innovative fabrics like Armachillo® and traditional favorites such as flannel

Footwear & Accessories



- Continue to leverage success in accessories
- Build on Duluth Trading franchise products in lifetime leather and in the Andina™ shoe collection
- Increase assortment penetration of Duluth Trading branded products

Outerwear



- Innovations in fabric and solution-based styling
- Expand reach for various weather conditions
- New product introductions in base layers and transitional outerwear

✓ 55% CAGR from 2012-2014 to 19% of Net Sales

✓ Women have lower awareness of our brand relative to men but report high levels of satisfaction once they have tried our products(1)

✓ Continue growing through customer acquisition

✓ Continue to leverage all media channels and increase marketing spend as a percentage of total

DULUTH TRADING CO

(1) IRI Clothing / Apparel Survey, July 2015.

HANDLE



THE SUITS

Financial Review

Historical Annual Financials

Net Sales



($ in millions)
Direct
Retail
CAGR = 41.6%
$115.7
$4.5
$111.2
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
2012
2013
2014

Gross Profit



($ in millions)
CAGR = 45.4%
$62.0
$92.0
$131.0
2012
2013
2014
Margin
53.6%
56.4%
56.5%

Adjusted EBITDA(1)



($ in millions)
CAGR = 85.0%
$7.8
$17.6
$26.7
2012
2013
2014
Margin
6.7%
10.8%
11.5%

Pro forma Net Income(2)



($ in millions)
CAGR = 98.6%
$3.6
$9.3
$14.2
2012
2013
2014
Margin
3.1%
5.7%
6.1%

DULUTH TRADING CO

Note: 2013 and 2014 financials presented are Fiscal Year ended the Sunday nearest to January 31.
2012 is unaudited and represents calendar months from February 2012 to January 2013. 2012 has not been updated to reflect revenue recognition principles used in FY 2013-2014 and that will be used for future years.

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Nine Months Ended November 1, 2015

Net Sales



($ in millions)
Direct
Retail
34.5%
$121.7
$13.2
$108.5
$163.8
$22.5
$141.2
9 mos 2014 (11/2/2014)
9 mos. 2015 (11/1/2015)

Gross Profit



($ in millions)
35.9%
$69.7
$94.7
9 mos. 2014 (11/2/2014)
9 mos. 2015 (11/1/2015)
Margin
57.2%
57.8%

Adjusted EBITDA(1)



($ in millions)
17.8%
$11.8
$13.9
9 mos. 2014 (11/2/2014)
9 mos. 2015 (11/1/2015)

Pro forma Net Income(2)



($ in millions)
1.5%
$5.8
$5.9
9 mos. 2014 (11/2/2014)
9 mos. 2015 (11/1/2015)

Note: Financials presented are Fiscal Year ended the Sunday nearest to January 31.
(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)	As of 1-Nov-15	Pro Forma As Adjusted
Cash	$ 0.2	$ 37.6
Debt:		
Long-Term Line of Credit	30.3	30.3
Term Loan	5.0	5.0
Other Debt	0.2	0.2
Total Debt	35.5	35.5
Total Shareholders' Equity	35.2	72.6
Total Capitalization	**$ 70.7**	**$ 108.1**

Commentary

- Recent IPO proceeds were used to repay borrowings under a short-term note used to fund part of the final "S" corp. distribution, with the remaining proceeds to be used for retail expansion and for general corporate purposes
- Strong free cash flow generation with ability to fund organic growth
- High conversion of EBITDA to cash flow

DULUTH TRADING CO

Long Term Annual Financial Targets[(1)]

Net Sales Growth:	~20%
Adjusted EBITDA Growth:	25%+
Net Income Growth:	25%+

DULUTH TRADING CO

(1) There can be no assurance that management's projections will be achieved, and actual results may vary materially from what is indicated by the long-term financial targets.

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth
6. Seasoned Management Team Driving an Impassioned Culture


DULUTH TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

AN OVERALL IMPROVEMENT



FOR DOWN-AND-DIRTY WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	2012A	2013A	2014A	2015 Q1	2015 Q2	2015 Q3
Net Income	**$ 6.4**	**$ 16.1**	**$ 24.1**	**$ 2.8**	**$ 5.7**	**$ 1.6**
(+) Depreciation & Amorization	0.9	1.2	1.8	0.6	0.6	0.8
(+) Interest Expense, net	0.3	0.2	0.3	0.1	0.1	0.1
EBITDA	**$ 7.7**	**$ 17.5**	**$ 26.3**	**$ 3.4**	**$ 6.4**	**$ 2.5**
Adjustments						
(+) Non-Cash Stock Based Compensation Expense	0.1	0.1	0.1	0.2	0.2	0.2
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	0.1	-	0.3	1.1	-	-
Total Adjustments	0.1	0.1	0.4	1.3	0.2	0.2
Adjusted EBITDA	**$ 7.8**	**$ 17.6**	**$ 26.7**	**$ 4.7**	**$ 6.6**	**$ 2.7**

DULUTH TRADING CO

Note: 2013 and 2014 financials presented are Fiscal Year ended the Sunday nearest to January 31.
2012 is unaudited and represents calendar months from February 2012 to January 2013. 2012 has not been updated to reflect revenue recognition principles used in FY 2013-2014 and that will be used for future years.

Reconciliation to Pro Forma Net Income

($ in millions)	2012A	2013A	2014A	2015 Q1	2015 Q2	2015 Q3
Net Income Before Provisions for Income Taxes	**$ 5.9**	**$ 15.5**	**$ 23.6**	**$ 2.7**	**$ 5.7**	**$ 1.5**
(-) Provision for Income Taxes [(1)]	2.4	6.2	9.5	1.1	2.3	0.6
Pro Forma Net Income	**$ 3.6**	**$ 9.3**	**$ 14.2**	**$ 1.6**	**$ 3.4**	**$ 0.9**

Note: 2013 and 2014 financials presented are Fiscal Year ended the Sunday nearest to January 31.
2012 is unaudited and represents calendar months from February 2012 to January 2013. 2012 has not been updated to reflect revenue recognition principles used in FY 2013-2014 and that will be used for future years.
(1) Provision for Income Taxes reflects an estimated 40% tax rate given S to C Corp conversion. Excludes net income attributable to noncontrolling interest.

DULUTH TRADING CO